Because the electronic format of filing Form N-SAR does not provide adequate space for responding to Items 72DD, 73A, 74U and 74V correctly, the correct answers are as follows:

Evergreen Alabama Municipal Bond Fund
		72DD		73A		74U        	74V
		Dollar		Per Share	Shares
       	Distributions	Distributions	Outstanding	NAV

Class A	70,743		0.37		181,712	9.98
Class B	3,005		0.29		14,128		9.98
Class C	45,757   	0.29		160,962   	9.98
Class I	1,426,789	0.39		2,964,681	9.98

Evergreen High Income Municipal Bond Fund
		72DD		73A		74U        	74V
		Dollar		Per Share	Shares
       	Distributions	Distributions	Outstanding	NAV

Class A	10,968,440	0.47		21,401,416	9.69
Class B	2,049,879	0.40		4,475,321	9.69
Class C	1,388,047   	0.40		3,388,851	9.69
Class I	6,981,604	0.50		12,185,485	9.69

Evergreen North Carolina Municipal Bond Fund
		72DD		73A		74U        	74V
		Dollar		Per Share	Shares
       	Distributions	Distributions	Outstanding	NAV

Class A	  2,375,426	0.38		5,983,375	10.00
Class B	  212,552   	0.31		621,840	10.00
Class C	  181,804     	0.31		573,409	10.00
Class I	20,366,230	0.41		44,471,511	10.00



Evergreen Florida Municipal Bond Fund
		72DD		73A		74U        	74V
		Dollar		Per Share	Shares
       	Distributions	Distributions	Outstanding	NAV

Class A
Class B
Class C
Class I


Evergreen Georgia Municipal Bond Fund
		72DD		73A		74U        	74V
		Dollar		Per Share	Shares
       	Distributions	Distributions	Outstanding	NAV

Class A	  1,077,396	     0.39		2,646,310	9.71
Class B	     315,485             0.32		   886,801	9.71
Class C	       84,714	     0.32		    270,884	9.71
Class I           5,588,954    	     0.42		11,596,210	9.71

South Carolina Municipal Bond Fund
		72DD		73A		74U        	74V
		Dollar		Per Share	Shares
       	Distributions	Distributions	Outstanding	NAV

Class A
Class B
Class C
Class I






Maryland Municipal Bond Fund
		72DD		73A		74U        	74V
		Dollar		Per Share	Shares
       	Distributions	Distributions	Outstanding	NAV

Class A	786,529               0.42		1,830,470	10.67
Class B	190,928               0.34		479,169	10.67
Class C	94,177                 0.34		264,028	10.67
Class I	1,678,820            0.44		3,553,168	10.67


Evergreen Virginia Municipal Bond Fund
		72DD		73A		74U        	74V
		Dollar		Per Share	Shares
       	Distributions	Distributions	Outstanding	NAV

Class A	2,334,585	0.39		5,670,984	9.75
Class B	366,339	0.31		1,012,525	9.75
Class C	66,534		0.31		210,087	9.75
Class I	6,539,135	0.41		14,588,351	9.75

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